ACQUISITION OF MUSSELWHITE MINE (Tables)	12 Months Ended
Dec. 31, 2025
ACQUISITION OF MUSSELWHITE MINE.
Schedule of business combination including purchase price and preliminary allocation for the same

		Provisional
	Preliminary	Adjustments	Final
Upfront cash payments made by the Company	$798,504	$(4,374)	$794,130
Fair value of contingent consideration (note 13(c))	17,000	—	17,000
Total purchase consideration	$815,504	$(4,374)	$811,130

		Provisional
	Preliminary	Adjustments	Final
Trade and other receivables	$4,271	$365	$4,636
Value added taxes recoverable	1,381	(1,366)	15
Inventory	38,847	—	38,847
Prepaid expenses	142	(58)	84
Property, plant and equipment	1,105,342	(7,900)	1,097,442
Trade payables and accrued liabilities	(45,118)	2,838	(42,280)
Site closure provision	(52,377)	2,668	(49,709)
Deferred tax liabilities	(236,984)	(921)	(237,905)
Total assets acquired and liabilities assumed, net	$815,504	$(4,374)	$811,130